UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Equitrans Midstream Corporation
(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! EQUITRANS MIDSTREAM CORPORATION 2021 Annual Meeting Vote by April 26, 2021 11:59 PM ET at www.ProxyVote.com EQUITRANS MIDSTREAM CORPORATION ATTN: CORPORATE SECRETARY 2200 ENERGY DRIVE CANONSBURG, PA 15317 D34748-P48942-Z79019 You invested in EQUITRANS MIDSTREAM CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 27, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of proxy materials by requesting prior to April 13, 2021. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card. To view the Notice and Proxy Statement and Annual Report and to vote before the Annual Meeting please visit ProxyVote.com. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 27, 2021 9:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/ETRN2021 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of shareholders. Nominees: 1a. Vicky A. Bailey For 1b. Sarah M. Barpoulis For 1c. Kenneth M. Burke For 1d. Patricia K. Collawn For 1e. Margaret K. Dorman For 1f. Thomas F. Karam For 1g. D. Mark Leland For 1h. Norman J. Szydlowski For 1i. Robert F. Vagt Fo 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers for 2020 (Say-on-Pay). For For 3. Approval of Amendments to the Company’s Articles of Incorporation and Bylaws to remove the supermajority voting requirements. 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021. For 5. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D34749-P48942-Z79019